Corporate Overview June 2017 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements. Such statements include, but are not limited to, statements regarding our research, pre-clinical and clinical development activities, plans and projected timelines for tipifarnib, KO-947 and KO-539, plans regarding regulatory filings, our expectations regarding the relative benefits of our product candidates versus competitive therapies, and our expectations regarding the therapeutic and commercial potential of our product candidates. The words “believe,” “may,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: our future preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; we may not be able to obtain additional financing.   New risk factors and uncertainties may emerge from time to time, and it is not possible for Kura’s management to predict all risk factors and uncertainties. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investment Opportunity: Kura Oncology Product candidates focused on disease indications with significant commercial potential Lead program, tipifarnib, in multiple Phase 2 trials Encouraging clinical data in ongoing Phase 2 studies of HRAS mutant squamous cell carcinomas of the head and neck (SCCHN) and peripheral T-cell lymphoma (PTCL) Data readouts anticipated in 2017 with potential to initiate first pivotal study of tipifarnib in 2018 Pipeline programs advancing Solid financials with $59.2M cash as of March. 31, 2017*; resources anticipated to fund current operations into 2H 2018 * Includes Cash, Cash Equivalents, and Short-Term Investments

Precision Medicines in Cancer Treatment Discovery and development of targeted therapies that treat cancer based upon the specific molecular or genetic characteristics of the patient’s tumor ADVANTAGES: High translatability from preclinical to clinical studies Leverage clinical and pathology trends towards comprehensive tumor profiling Potential to drive enhanced benefit/risk profile Potential for accelerated clinical development

Kura’s Development Programs Seek to Address Areas of Significant Unmet Need Head and Neck Tipifarnib KO-947 Lung Tipifarnib KO-947 Leukemias Tipifarnib KO-539 Lymphomas Tipifarnib Lower-Risk MDS Tipifarnib Product Candidate Tumor Type Estimated U.S. Incidence Tipifarnib (Phase 2) HRASmut SCCHN 2,800-3,400 HRASmut Sq-NSCLC 1,000-1,700 PTCL 5,000* Lower-risk MDS 9,750* CMML 1,100* KO-947 (Phase 1) SCCHN 56,000* KRASmut NSCLC 23,000 BRAFmut NSCLC 2,700 KO-539 (Preclinical) MLL-rearranged leukemias 3,500 SOLID TUMORS HEME/ONC * Numbers represent total est. U.S. incidence for the tumor type; biomarkers are being evaluated, which will result in lower incidence estimates

Rapid Progress Since Inception and Multiple Near-term Milestones 2015 2016 2017 2018 Initiated P2 HRAS trial for tipifarnib Listed on NASDAQ Initiated P2 PTCL trial Initiated P2 lower-risk MDS trial Reported positive preliminary data from P2 HRAS trial IND accepted for KO-947 KO-539 selected as development candidate (ANTICIPATED) (ANTICIPATED) Initiated P2 CMML trial Additional data from P2 HRAS trial Translational data for tipifarnib, KO-947 and KO-539 Initiate P1 trial for KO-947 Efficacy and biomarker data from PTCL P2 trial Additional data from P2 HRAS trial Additional biomarker data from P2 PTCL trial Potential to initiate first pivotal trial for tipifarnib Data from P2 lower-risk MDS trial Data from P2 CMML trial Phase 1 data from KO-947

Pipeline of Selective Drug Candidates for Genetically Defined Cancers STAGES OF DEVELOPMENT PROGRAM PRECLINICAL PHASE 1 PHASE 2 Tipifarnib (Farnesyl Transferase Inhibitor) KO-947 (ERK Inhibitor) KO-539 (Menin-MLL Inhibitor) HRAS Mutant Solid Tumors Peripheral T-cell Lymphomas Lower-risk Myelodysplastic Syndromes Chronic Myelomonocytic Leukemia

Tipifarnib (Farnesyl Transferase Inhibitor)

Tipifarnib: A Drug Candidate Whose Time Has Come Extremely potent and selective inhibitor of protein farnesylation In-licensed from Janssen Developed before advent of personalized medicine approaches CAPITALIZING ON PREVIOUS CLINICAL EXPERIENCE Well characterized and manageable safety profile (> 5,000 patients treated by Janssen program) Objective responses observed with evidence of durable clinical benefit GOALS TO ADVANCE AS A PRECISION MEDICINE Generate and validate biomarker hypotheses Confirm activity in biomarker subsets Optimize dose and schedule Build data package supporting advancement to pivotal study

Mechanism of Action of Tipifarnib Farnesyl transferase (FT) enzyme attaches farnesyl group to proteins, facilitating localization to the inner cell membrane FT targets include members of the Ras superfamily (KRAS / NRAS / HRAS) and other proteins critical for cell signaling Blocking farnesylation prevents HRAS membrane localization, whereas KRAS and NRAS have an alternate pathway in geranylgeranylation Farnesyl transferase Geranylgeranyl transferase Alternative prenylation of KRAS and NRAS Tipifarnib KRAS NRAS HRAS Cell membrane KRAS NRAS Tipifarnib may mediate tumor growth inhibition by inhibiting uniquely farnesylated proteins such as HRAS

Multiple Shots on Goal Position Tipifarnib Favorably for a First Pivotal Trial 4 ONGOING KURA PHASE 2 TRIALS SUCCESS CRITERA OUTCOME: 1 OR MORE PIVOTAL TRIALS Biomarker validation Evidence of durable, clinical benefit Sufficient ORR Potential for rapid clinical development Opportunity to move into earlier lines of therapy Attractive U.S. oncology commercial market Potential for regulatory exclusivity and/or patent protection HRAS Mutant Tumors PTCL Lower-risk MDS CMML Potential Pivotal Trial Objective responses with evidence of durable clinical benefit previously observed in each of the disease indications

Phase 2 Trial in HRAS Mutant Solid Tumors RATIONALE: Preclinical data supports role of HRAS as a tumor oncogene Murine models suggested tumor growth inhibition Small Phase 2 trial to evaluate whether HRAS mutant tumors would respond to tipifarnib and nature of response (regression versus disease stabilization) DESIGN OF CURRENT PHASE 2 CLINICAL TRIAL: 36 patient study in two 18-patient cohorts with a Simon two-stage design Cohort 1: HRAS mutant thyroid cancers Cohort 2: HRAS mutant solid tumors Two responses required in stage 1 (n = 11) to enroll stage 2 (n=7) Primary objective: Objective response rate (ORR) Based on emerging data, Stage 2 of Cohort 2 is focused on recruitment of HRAS mutant SCCHN

Preliminary Phase 2 Data Supports HRAS Hypothesis for Tipifarnib* Squamous cell carcinomas of the head and neck (SCCHN) Salivary gland tumors (SGT) Study has proceeded to 2nd stage for cohort 2 and been amended to enroll additional 7 patients with HRAS mutant SCCHN Cohort 1 in HRAS mutant thyroid carcinomas still enrolling in 1st stage Generally well tolerated, AEs consistent with the known safety profile Encouraging signals of clinical activity, in patients with HRAS mutant SCCHN * Preliminary data from Cohort 2, Stage 1, as of 2/28/2017 12/22/2015 (C4 D22) 08/17/2015 (Baseline) Patient 005-005 CT scans courtesy of Dr. Ho, MSKCC ) 001-001: epithelial-myoepithelial ca; 005-001: mucoepidermoid ca; 005-008: poorly differentiated adenoca; 006-001: salivary duct ca; 008-002: oncocytic ca PD NTL: Progression of disease at non-target lesions

HRAS Mutant Squamous Tumors Appear More Sensitive to Tipifarnib than to SOC

CLINICAL DATA*


Patient 005-005
(metastatic tracheal tumor)
~ 6 mos. SD (systemic)
Cetuximab/Carboplatin/ paclitaxel/RT
~ 8 mos. SD
PD
PR C2
Tipifarnib
Ongoing in C19
Patient 005-007
(oral cavity SCCNH)
PD C2
Cetuximab
SD C2
SD C6
Tipifarnib
Censored
Patient 005-009
(oral cavity SCCNH)
PD C2
Cetuximab/ Paclitaxel
PR C2
Tipifarnib
Ongoing in C12

PRECLINICAL DATA**


HN3504 HRAS K117N
Tumor Volume (mm³)
800
600
400
200
0
0
10
20
30
Study Days
HN2606 HRAS G13R
1500
1000
500
0
0
10
20
30
40
Study Days
Vehicle
Tipifarnib
Cetuximab, 1 mg QW
Methotrexate, 10 mg/kg BIW

* Preliminary data from Cohort 2, Stage 1, as of 2/28/2017

** Data source: Kura Oncology

14

HRAS Mutant SCCHN Represents Significant Unmet Medical Need SCCHN comprises different malignant tumors that develop in or around the throat, larynx, nose, sinuses and mouth Estimated incidence of SCCHN in the U.S. is 56,000 in 2017 Estimated frequency of HRAS mutations in SCCHN patients ~ 5-6% HRAS-mediated resistance to anti-EGFR therapies may drive higher numbers Keytruda (Pembrolizumab) Merck Opdivo (Nivolumab) BMS/ONO Pharma Erbitux (Cetuximab) Eli Lilly Efficacy Study Single Arm1 N = 174 MTX/Doc/Cetuximab2 N = 361 Single Arm3 N = 103 Active Control ORR 16% 13.3% 5.8% 13% Median OS -- 7.5 mo 5.1 mo -- 1 Keytruda Package Insert 2 Opdivo Package Insert 3 J. Clin. Oncol. 2007 Jun 1;25(16): 2171-7

Defined Patient Populations are Actionable with Targeted Therapies

ONCOGENE	INDICATION	U.S. INCIDENCE	APPROVED DRUGS	2016 REVENUES[1]
Bcr-Abl	CML	~ 9,000	Imatinib, Nilotnib, Dasatinib, Bosutinib, Ponatinib	> $4,000 M
ALK	NSCLC	~ 9,000	Crizotinib, Ceritinib, Alectinib	~ $800M
BRAF	Malignant melanoma	~ 5,000	Vemurafenib, Dabrafinib	~$500M
PARP	Ovarian	~ 3,000	Olaparib, Rucaparib, Niraparib	~$250M

ONCOGENE	INDICATION	U.S. INCIDENCE	DRUG CANDIDATE
IDH1/2	AML	~ 3,000-5,000	AG-120, AG-221, AG-881
TRK+	Various	~1,500-5,000	Larotrectinib, Entrectinib
HRAS	SCCHN Sq-NSCLC	~ 2,800-3,400 ~1,000-1,700	Tipifarnib

[1] 2016 global revenue estimates developed by third party market research

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KURA ONCOLOGY

Progress Towards Success Criteria for First Phase 2 Trial 4 ONGOING KURA PHASE 2 TRIALS SUCCESS CRITERA OUTCOME: 1 OR MORE PIVOTAL TRIALS Biomarker validation Evidence of durable, clinical benefit Sufficient ORR Potential for rapid clinical development Opportunity to move into earlier lines of therapy Attractive U.S. oncology commercial market Potential for regulatory exclusivity and/or patent protection* HRAS Mutant Tumors PTCL Lower-risk MDS CMML Potential Pivotal Trial ** ** Potential for registration-enabling study of tipifarnib in relapsed and/or refractory HRAS mutant SCCHN subject to data from 2nd stage of ongoing Phase 2 trial * Kura is currently prosecuting patent applications to cover HRAS indication(s)

Tipifarnib as a Potential Treatment for Peripheral T-cell Lymphoma BACKGROUND: Diverse group of aggressive non-Hodgkin lymphomas characterized by presence of malignant T-cells or natural killer (NK) cells Patients have a poor overall survival of about 40%. Effective options for relapsed patients are limited and novel mechanisms of action are needed Previous Phase 2 study in patients with relapsed/ refractory PTCL showed encouraging activity2 DESIGN OF CURRENT PHASE 2 CLINICAL TRIAL: 18 patient Phase 2 study with Simon two-stage design (11+7) Primary Objective: ORR; secondary objective: identify biomarkers associated with tipifarnib activity Agent1 N Prior Therapy (median) CR (%) ORR (%) Median PFS/TTP (mos) Median OS (mos) 120 2 11 26 1.6 7.9 130 2 15 25 4.0 11.3 109 3 8 27 3.5 14.5 Drugs@FDA.gov Blood. 2011;118(18):4882-9

Preliminary Phase 2 Data Identify CXCL12 as a Potential Biomarker in PTCL* Preliminary data as of May 1, 2017 * Witzig et al., Preliminary Results from a Phase II Study of Tipifarnib in Relapsed or Refractory T-Cell Lymphoma., 2017 International Conference on Malignant Lymphoma, Lugano, Switzerland. AITL: angioimmunoblastic T-cell lymphoma PTCL, NOS: PTCL, Not Otherwise Specified Note: Lower CXCL12 expression was observed in patients with the 3’-UTR variants of the gene

HRAS Inhibition Blocks Signaling Downstream from CXCL12/CXCR4 in Tumor T-cells


Tumor T Cell
CXCL12
VEGF, CXCL13,
ANGPT1
Stromal Cell

- CXCL12/CXCR4 signal, in part, through **HRAS**.
- HRAS requires farnesylation for its activity. FTase inhibition by tipifarnib blocks HRAS activity.[6,7]


CXCR4
Nucleus
CXCL12
Signaling
HRAS
Tipifarnib

- T-cell tumors secrete growth factors for stromal cells, and stromal cells produce growth factors for T-cells, including the chemokine CXCL12 (SDF-1).[1-4]
- ***CXCL12*** is necessary for the maintenance of T-cell tumors (*e.g.* T-LL); knockout of CXCL12 translates to disappearance of T-cell tumors in lymph nodes, spleen and bone marrow.[5]

1. *Lab Invest.* 2004; 84:1512-9
2. *Cancer Cell.* 2015 ;27:755-68
3. *Stem Cells Int.* 2015;2015:63230
4. *Haematologica.* 2014; 99:997-1005
5. *Cancer Cell* 2015; 27:755–68
6. *Cancer Res.* 2001;61:131-7.
7. *Mol Biol Cell.* 2001; 12: 3074–86

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KURA ONCOLOGY

Phase 2 Trial for PTCL – Implications and Current Status Preliminary data suggest tipifarnib has antitumor activity in PTCL, particularly in patients with AITL histology and PTCL-NOS histology with high levels of CXCL12 gene expression and absence of single nucleotide gene variations in the 3'-untranslated region of the CXCL12 gene. Preliminary data suggest that patients with high levels of CXCL12 gene expression had a median PFS of 190 days (6.3 months), a doubling of the expected PFS in this patient population. Patients with AITL histology were characterized to have higher levels of CXCL12 expression and experienced objective responses (2 PRs in 2 patients). These results identify the CXCL12/CXCR4 pathway as a potential target of tipifarnib. We have extended our Phase 2 study to enroll 12 additional patients with AITL with a goal to confirm these observations and validate CXCL12/CXCR4 as biomarkers of tipifarnib activity.

CXCL12/CXCR4 is a Critical Pathway in Malignant Cells – Potential Applications Beyond PTCL

Hematopoietic stem cells (HSCs) migrate from the BM endosteal niche to the vascular niche to initiate hematopoiesis.

Hematopoietic precursors are retained in the vascular niche by CXCL12/CXCR4 while undergoing maturation. BM vascular and reticular cells produce high levels of CXCL12.



Endosteal niche
Vascular niche
Nerve cell
Osteoblasts
Mature haematopoietic cells
ivascular stromal cell
Sinusoidal endothelial cells
HSC
Sinusoid
HSC
Cxcr4
Cxcl12
vascular stromal cell

Adapted from *EMBO J.* 2013 Oct 2;32(19):2535-47

Implications:

- Tumors that express CXCR4 (CXCL12 receptor) localize around marrow blood vessels and are very sensitive to CXCL12 inhibition.[1]
- Tumor cells can hijack CXCL12/CXCR4 pathway to home to bone marrow.

[1] Pitt, L.A., *et al.*, *Cancer Cell* 27(6):755-68 (2015)

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KURA ONCOLOGY

Analysis of Clinical Data from Previous Tipifarnib Trials Suggests Potential for CXCL12/CXCR4 as a Biomarker in Indications Beyond PTCL J&J previously studied tipifarnib without genetic selection in newly diagnosed AML in elderly patients with poor-risk AML (CTEP-20) and in relapsed and refractory AML (INT-17); although single agent activity was reported, there was insufficient clinical activity in those trials to support registration. We analyzed patient outcomes in relation to mRNA expression profiling data of patient samples from CTEP-20 and INT-17; the results suggest the potential for CXCL12/CXCR4 to define a population of AML patients who benefit from tipifarnib. Preliminary results are encouraging, and we continue to evaluate CXCL12/CXCR4 as potential biomarkers for tipifarnib in disease indications beyond PTCL. 0 100 200 300 400 500 0 20 40 60 80 100 Days PFS(%) TERTILES OF CXCL12 EXPRESSION 1st Lowest 2nd 3rd Highest Level of CXCL12 expression (upper 30%) 33 days 89 days 431 days Median PFS Tipifarnib in 1st line, Elderly, Frail AML patients – Phase 2 CTEP20 0 100 200 300 400 500 0 20 40 60 80 100 Days Survival (%) 1 2 3 4 5th quintile (upper 20% of CXCR4 expression) QUINTILES OF CXCR4 EXPRESSION 182 days Median Survival Tipifarnib in Relapsed/Refractory AML patients – Phase 2 INT17

Two Additional Tipifarnib Phase 2 Trials Ongoing with 2 Data Readouts Anticipated in 1H 2018

ONGOING KURA PHASE 2 TRIALS	SUBJECTS	PRIMARY ENDPOINTS	RATIONALE	BIOMARKERS	EST. TOTAL U.S. INCIDENCE	MILESTONE
Lower-risk MDS	n = up to 58	RBC transfusion independence	• Prior Phase 2 experience • Patient biomarker analysis	NK cell markers, including KIR2DS2	9,750	Data 1H 2018
CMML	n ~ 20	ORR using MDS/MPN IWG criteria	• Prior Phase 2 experience • Patient biomarker analysis	NRAS/KRAS wild-type versus mutant	1,100	Data 1H 2018

SUCCESS CRITERA
❑ Biomarker validation
❑ Evidence of durable, clinical benefit
❑ Sufficient ORR
❑ Potential for rapid clinical development
❑ Opportunity to move into earlier lines of therapy
❑ Attractive U.S. oncology commercial market
❑ Potential for regulatory exclusivity and/or patent protection

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KURA ONCOLOGY

KO-947 (ERK Inhibitor)

KO-947: Potent Inhibitor of Extracellular Signal-Regulated Kinase (ERK) Aberrant signaling caused by mutations or dysregulation of MAPK pathway associated with numerous tumor types Inhibitors of RAF and MEK have validated MAPK pathway in cancer Competitors have demonstrated limited clinical activity in selected patients, but it has been challenging to drive durable PD and clinical activity A Differentiated ERK Inhibitor Potent and selective Prolonged pathway modulation enables intermittent dosing IV route selected for initial clinical study to drive higher dose intensity ERK RAS RAF MEK Nucleus KO-947

KO-947 Demonstrates Prolonged MAPK Pathway Modulation In Vivo Pharmacodynamic Modulation After a Single Oral Dose KRAS H2122 Model 0h 6h 24h 32h 48h 72h 50 mg/kg pRSK 100 mg/kg 200 mg/kg 300 mg/kg 200 mg/kg pRSK pRSK pRSK pRSK GAPDH GAPDH GAPDH GAPDH GAPDH KO-947 GDC-0994 Extended pharmacology of KO-947 supports potential for intermittent dosing schedules Kura Oncology data

KO-947 Translational Research Identified Potential Lead Clinical Indications

EXTENSIVE PRECLINICAL EVALUATION OF KO-947 ANTI-TUMOR ACTIVITY IN MAPK DYSREGULATED TUMORS

- KO-947 evaluated in ~200 PDX models across 20 potential indications
- Identified broad tumor classes sensitive to ERK inhibition (> 50% response rates in preclinical models)
  - KRAS- and BRAF-mutant adenocarcinomas
  - Squamous cell carcinomas
- Potential biomarkers have been identified to support development

POTENTIAL INDICATIONS REPRESENT HIGH UNMET NEED

POTENTIAL INDICATION	U.S. INCIDENCE
Squamous Cell Carcinoma of Head & Neck	56,000*
$KRAS^{mut}$ Non-Small Cell Lung Cancer	23,000
$BRAF^{mut}$ Non-Small Cell Lung Cancer	2,700

* Represents total est. U.S. incidence for the tumor type; biomarkers are being evaluated, which will result in lower incidence estimates

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KURA ONCOLOGY

KO-947 is Active in Preclinical Models of KRAS- and BRAF-Mutant Adenocarcinomas


Vehicle
120mg/kg Q2D
210mg/kg 2QW
KRAS-G12D
Colorectal PDX
5-FU
2QW
KO-947
Q2D
KRAS-G12C
NSCLC PDX
KO-947
Q2D, 2QW
BRAF-V600E
Colorectal PDX
KO-947
Q2D,
2QW
KRAS-G12V
Pancreatic PDX
Gemcitabine
2QW
KO-947
Q2D
Tumor volume (mm3)
Treatment time (days)

All animals dosed orally

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KURA ONCOLOGY

KO-947 is Highly Active in Preclinical Models in Biomarker Subsets of SCCHN Final dose 3/3 CRs on QW dosing Tumor volume (mm3) Treatment time (days) Final dose Restart dosing Vehicle 120mg/kg Q2D 300mg/kg QW 2/3 CRs on Q2D or QW dosing Tumor volume (mm3) Treatment time (days) Complete Responses in Smaller SCCHN Tumors Regressions of Large SCCHN Tumors Three representative biomarker-guided SCCHN PDX models shown All animals dosed orally

Precision Medicine-Based Approach Toward Development of KO-947 GOAL Indications with potential for single agent activity, enabling accelerated development ADVANTAGES OF A PRECISION MEDICINE-BASED APPROACH High potential for translatability from preclinical to clinical studies Leverage clinical and pathology trends towards comprehensive tumor profiling Meaningful single agent activity may permit more rapid clinical development PHASE 1b/2 PHASE 1 Ongoing Tumor C PRECLINICAL DATA SUCCESS CRITERA Biomarker validation Evidence of durable, clinical benefit Sufficient ORR Potential for rapid clinical development Opportunity to move into earlier lines of therapy Attractive U.S. oncology commercial market Potential for regulatory exclusivity and/or patent protection

KO-539 (Menin-MLL Inhibitor)

KO-539: Potential First-in-class Inhibitor of the Menin-MLL Interaction Chromosomal translocations of the MLL gene play a causative role in the onset, development and progression of a subset of acute leukemias MLL-r fusion proteins and a similar mutation, MLL partial tandem duplication, drive overexpression of leukemogenic proteins Leukemogenic activity of MLL is critically dependent on binding the protein menin Estimated U.S. incidence of 3,500 patients with MLL-rearranged and MLL-PTD acute leukemias (AML and ALL) Opportunities to target menin-MLL dysregulation in additional tumor types Licensed worldwide rights from University of Michigan KO-539

KO-539 Displays Prolonged Efficacy in Xenograft Model



MV4;11 SUBCUTANEOUS MODEL
Dosing Period
Vehicle control
KO-539 50mg/kg/qd
KO-539 100mg/kg/qd
Mean tumor volume (mm3) + SEM
3000
2500
2000
1500
1000
500
0
0
10
20
30
40
50
60
Days

In Vitro Potency	KO-539
Cell Lines with MLL Fusions as drivers (GI_{50})	
MV4;11 (MLL-AF4)	15 nM
MOLM13 (MLL-AF9)	7 nM
KOPN8 (MLL-ENL)	20 nM
Control Cell Lines without MLL Fusions (GI_{50})	
REH	1.5 µM
U937	> 6 µM

- KO-539 is a potent and selective inhibitor of the menin-MLL interaction
- KO-539 demonstrated robust efficacy in *in vivo* models of MLL-r AML
- Tumor regressions sustained at 30 days following end of dosing period

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KURA ONCOLOGY

Anticipated Milestones

PROGRAM	MILESTONES	ESTIMATED TIMEFRAME
Tipifarnib (Farnesyl Transferase Inhibitor)	Initiate Phase 2 clinical trial in CMML	✓
	Additional data from Phase 2 clinical trial in HRAS mutant SCCHN	✓
	Data from Phase 2 clinical trial in PTCL	✓
	Additional data from Phase 2 clinical trial in HRAS mutant SCCHN	2H 2017
	Additional biomarker data from Phase 2 clinical trial in PTCL	2H 2017
	Data from Phase 2 clinical trial in lower risk MDS	1H 2018
	Data from Phase 2 clinical trial in CMML	1H 2018
KO-947 (ERK Inhibitor)	Initiate Phase 1 clinical trial	✓
	Translational data presentation at AACR	✓
	Data from Phase 1 clinical trial	2018
KO-539 (Menin-MLL Inhibitor)	Translational data presentation at AACR	✓

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KURA ONCOLOGY

Experienced Management Team Chief Executive Officer Troy Wilson, Ph.D., J.D. Chief Scientific Officer Yi Liu, Ph.D. SVP, Chemistry and Pharmaceutical Sciences Pingda Ren, Ph.D. Chief Medical Officer Antonio Gualberto, M.D., Ph.D. Chief Financial Officer Heidi Henson, CPA SVP and General Counsel Annette North, LLB

Board and Advisors BOARD OF DIRECTORS Faheem Hasnain Former President and CEO, Receptos, Inc. Robert Hoffman EVP and CFO, Innovus Pharmaceuticals, Inc. Thomas Malley Mossrock Capital Steven Stein, M.D. Chief Medical Officer, Incyte Corporation Troy Wilson, Ph.D., J.D. CEO and President, Kura Oncology, Inc. SCIENTIFIC ADVISORS Kevin Shokat, Ph.D. Professor and Chairman, Dept. Cellular & Molecular Pharmacology, UCSF Frank McCormick, Ph.D., FRS Director Emeritus of the UCSF Helen Diller Cancer Center and Professor, UCSF Neal Rosen, M.D., Ph.D. Director of the Center for Molecular Therapeutics at Memorial Sloan-Kettering Cancer Center Sir Simon Campbell, CBE, FRS Former Senior VP Worldwide Discovery & Medicinal R&D Europe at Pfizer

Why Invest in Kura Oncology? Precision Medicine Strategy in Oncology Advancing Therapeutic Pipeline Lead product candidate in multiple Phase 2 trials Encouraging clinical data in ongoing Phase 2 studies of HRAS mutant SCCHN and PTCL Potential to initiate first pivotal study in 2018 Two additional Phase 2 trials may provide additional development opportunities Pipeline programs advancing Phase 1 study for KO-947 is ongoing KO-539 advancing as development candidate for menin-MLL program Solid Financials* NASDAQ: KURA; 21.4M shares issued;19.7M shares outstanding; 2.1M options ($6.27 weighted average strike price) $59.2M cash, cash equivalents, and short term investments expected to fund current operations into 2H 2018 * As of March 31, 2017